Exhibit 10.1

CCH II, LLC
CCH II CAPITAL CORP.

10.25% Senior Notes due 2010

SECOND SUPPLEMENTAL INDENTURE

Dated as of September 14, 2006

WELLS FARGO BANK, NATIONAL ASSOCIATION,

Trustee

    SECOND SUPPLEMENTAL INDENTURE dated as of September 14, 2006 (this "Supplemental Indenture"), among CCH II, LLC, a Delaware limited liability company, CCH II  CAPITAL CORP., a Delaware corporation (collectively, the "Issuers"), and WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Trustee").

    WHEREAS, the Issuers and the Trustee have entered into an Indenture dated as of September 23, 2003 and a First Supplemental Indenture dated as of January 30, 2006, each by and among the Issuers and the Trustee (as supplemented, the "Indenture"), relating to the Issuers' 10.25% Senior Notes due 2010 (the "Outstanding 10.25% Notes");

    WHEREAS, the Issuers desire and have requested that the Trustee join them in the execution and delivery of this Supplemental Indenture in order to establish and provide for the issuance by the Issuers of an additional $146,204,000 aggregate principal amount of 10.25% Notes due 2010 (the "Additional 10.25% Notes");

    WHEREAS, Section 2.02 of the Indenture provides for the issuance of Additional Notes and Section 9.01(3) of the Indenture permits supplementing the Indenture to establish a series of Additional Notes without the consent of any Holders;

    WHEREAS, the Additional 10.25% Notes shall constitute Additional Notes pursuant to the Indenture;

    WHEREAS, the Issuers desire to correct a defect in the definition of “Charter Holdings Indentures”;

    WHEREAS, Section 9.01(1) of the Indenture permits the Issuers and the Trustee to amend the Indenture to cure any ambiguity, defect or inconsistency without the consent of any Holders;

    WHEREAS, the conditions set forth in the Indenture for the execution and delivery of this Supplemental Indenture have been complied with; and

    WHEREAS, all things necessary to make this Supplemental Indenture a valid supplement to the Indenture pursuant to its terms and the terms of the Indenture have been done.

    NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I
GENERAL TERMS AND CONDITIONS OF THE ADDITIONAL 10.25% NOTES.

SECTION 1.01. DESIGNATION OF THE NOTES.

The changes, modifications and supplements to the Indenture effected by this Supplemental Indenture (other than those effected by Article III) shall be applicable only with respect to, and govern the terms of, the Additional 10.25% Notes and shall not apply to any other Notes that have been or may be issued under the Indenture unless a supplemental indenture with respect to such other Notes specifically incorporates such changes, modifications and supplements. The changes, modifications and supplements to the Indenture effected by this Supplemental Indenture pursuant to Article III shall be applicable with respect to, and govern the terms of, the Outstanding 10.25% Notes and the Additional 10.25% Notes and any other Notes that may be issued under the Indenture. Pursuant to this Supplemental Indenture, there is hereby designated an additional $146,204,000 aggregate principal amount of the series of Notes under the Indenture entitled "10.25% Senior Notes due 2010."

SECTION 1.02. OTHER TERMS OF THE NOTES.

(a) General. Without limiting the foregoing provisions of this Article I, the terms of the Additional 10.25% Notes shall be as set forth in the form of Note set forth in Exhibit A and Exhibit B hereto and as provided in the Indenture, as supplemented by this Supplemental Indenture. The Additional 10.25% Notes shall initially be evidenced by a temporary Global Note (the “Temporary Global Note”) in the form of Exhibit A hereto. The Additional 10.25% Notes shall have the same terms, including without limitation, the same maturity date,

1

interest rate, redemption and other provisions and interest payment dates as the Outstanding 10.25% Notes, and will be part of the same series as the Outstanding 10.25% Notes, except that interest will accrue from the date of issuance thereof and the Temporary Global Note will not be fungible with the Outstanding 10.25% Notes until the Temporary Global Note is replaced with a permanent Global Note in accordance with clause (c) below. For all purposes under the Indenture, the term "Notes" shall include the Outstanding 10.25% Notes and the Additional 10.25% Notes.

(b) Issue Date. The Additional 10.25% Notes shall be issued on September 14, 2006.

(c) CUSIP. The CUSIP number for the Additional 10.25% Notes shall initially be 12502CAP6. On the first interest payment date, the Trustee shall cancel the Temporary Global Note, the Issuers shall issue a replacement Global Note in the form of Exhibit B hereto (the “Permanent Global Note”) and the Trustee shall authenticate the Permanent Global Note. The CUSIP number for the Permanent Global Note shall be 12502CAD3.

SECTION 1.03 DEFINITIONS.  Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned thereto in the Indenture.

ARTICLE II
ADDITIONAL ISSUANCE OF ADDITIONAL 10.25% NOTES.

 Additional 10.25% Notes in the aggregate principal amount equal to $146,204,000 may, upon execution of this Supplemental Indenture, be executed by the Issuers and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery such Additional 10.25% Notes pursuant to Section 2.02 of the Indenture and Section 1.02 of this Supplemental Indenture.

ARTICLE III
AMENDMENT TO DEFINITION OF “CHARTER HOLDINGS INDENTURES”.

 This Supplemental Indenture hereby amends Section 1.01 of the Indenture by deleting the reference to “11.750% Senior Discount Notes Due 2011 dated January 2002” at the end of clause (a) of the definition of “Charter Holdings Indentures” and substituting “12.125% Senior Discount Notes Due 2012 dated January 2002” in place thereof.

ARTICLE IV
MISCELLANEOUS.

SECTION 4.01.  AMENDMENT AND SUPPLEMENT.

 This Supplemental Indenture or the Additional 10.25% Notes may be amended or supplemented as provided for in the Indenture.

SECTION 4.02.  CONFLICTS.

 In the event of any conflict between this Supplemental Indenture and the Indenture, the provisions of this Supplemental Indenture shall prevail.

SECTION 4.03.  GOVERNING LAW.

    THIS SUPPLEMENTAL INDENTURE AND THE ADDITIONAL 10.25% NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE OR THE ADDITIONAL 10.25% NOTES.

2

SECTION 4.04.  COUNTERPARTS.

The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture.

SECTION 4.05.  RATIFICATION.

The Indenture, as supplemented by this Supplemental Indenture, shall remain in full force and effect and is in all respects ratified and confirmed.

SECTION 4.06.  SEVERABILITY.

In case any one or more of the provisions contained in this Supplemental Indenture or in the Additional 10.25% Notes, as the case may be, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect or impair any other provisions of this Supplemental Indenture or of such Notes.

SECTION 4.07.  TRUSTEE DISCLAIMER.

The recitals contained herein shall be taken as the statements of the Issuers, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture.

[Signature pages follow.]

3

SIGNATURES

IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

CCH II, LLC

By: /s/ Eloise Schmitz
Name: Eloise E. Schmitz
Title: Senior Vice President, Strategic Planning

CCH II CAPITAL CORP.

By:/s/ Eloise Schmitz
Name: Eloise E. Schmitz
Title: Senior Vice President, Strategic Planning

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By: /s/ Timothy P. Mowdy
Name: Timothy P. Mowdy
Title: Vice President

SIGNATURE PAGE TO CCH II SECOND SUPPLEMENTAL INDENTURE
SEPTEMBER 2006

4

EXHIBIT A

FORM OF TEMPORARY GLOBAL NOTE

[SEE ATTACHED]

A-1

EXHIBIT B

FORM OF PERMANENT GLOBAL NOTE

[SEE ATTACHED]

B-1